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                                                                    EXHIBIT 10.2


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                            ADMINISTRATION AGREEMENT


                                    Between


                      TLFC IV EQUIPMENT LEASE TRUST 1996-1
                                     Issuer


                                      and


                       TRANS LEASING INTERNATIONAL, INC.
                                 Administrator




                         Dated as of November 26, 1996




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                 THIS ADMINISTRATION AGREEMENT, is made and entered into as of
November 26, 1996, between TLFC IV EQUIPMENT LEASE TRUST 1996-1, a Delaware business trust (the "Issuer"), and TRANS LEASING INTERNATIONAL, INC., a Delaware corporation, as administrator (the "Administrator").

                             W I T N E S S E T H :

                 WHEREAS, the Issuer is issuing Notes pursuant to an Indenture, dated as of the date hereof (as amended and supplemented from time to time, the "Indenture"), between the Issuer and the Indenture Trustee;

                 WHEREAS, the Issuer has entered into (or assumed) certain agreements in connection with the issuance of the Notes and the Trust Certificates, including (i) the Pooling and Servicing Agreement, (ii) the Depository Agreement, (iii) the Indenture and (iv) the Trust Agreement;

                 WHEREAS, pursuant to the Basic Documents, the Issuer and Bankers Trust (Delaware), as Owner Trustee, are required to perform certain duties in connection with (a) the Notes and the Collateral and (b) the Trust Certificates;

                 WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Basic Documents as the Issuer and the Owner Trustee may from time to time request;

                 WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

                 1. Certain Definitions. Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned them in (a) the Pooling and Servicing Agreement, dated as of the date hereof, among the Issuer, TL Lease Funding Corp. IV, a Delaware corporation (the "Seller"), and Trans Leasing International, Inc., a Delaware corporation, as initial Servicer (as amended and supplemented from time to time, the "Pooling and Servicing Agreement"), (b) the Trust Agreement, dated as of the date hereof, between Bankers Trust (Delaware) as Owner Trustee and the Seller (as amended and supplemented from time to time, the "Trust Agreement") and (c) the Indenture. All references herein to





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"the Agreement" or "this Agreement" are to this Administration Agreement, and all references herein to Sections are to Sections of this Agreement unless otherwise specified.

                 2.       Duties of the Administrator.

                 (a) Duties with Respect to the Depository Agreement and the Indenture. The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer under the Indenture and the Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Depository Agreement. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

                 (i) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.2);

                 (ii) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.4);

                 (iii) the notification of the Noteholders of the final principal payment on their Notes (Section 2.7(b));

                 (iv) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of the Collateral (Section 2.9);

                 (v) the preparation of Definitive Class A Notes and arranging the delivery thereof (Section 2.12);


                 (vi) the obtaining and approving of opinions and certificates in connection with the transfers of Class B Notes (Section 2.15);





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                 (vii)   the maintenance of an office in the Borough of
         Manhattan, the City of New York, for registration of transfer or exchange of Notes (Section 3.2);

                 (viii) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3(c));

                 (ix) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.3(c));

                 (x) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.4);

                 (xi) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.5 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.5);

                 (xii) the delivery of the Opinion of Counsel on the Closing Date, in accordance with Section 3.6 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements, in accordance with Section
         3.9 of the Indenture, as to compliance with the Indenture (Sections
         3.6 and 3.9);

                 (xiii) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.7(b));

                 (xiv) the notification of the Indenture Trustee of a Servicer Default pursuant to the Pooling and Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Pooling and Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.7(d));

                 (xv) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.11);





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                (xvi)     the delivery of notice to the Indenture Trustee of
         each Event of Default under the Indenture, each default by the Servicer or Seller under the Pooling and Servicing Agreement and each default by the Originator or the Seller under the Contribution and Sale Agreement (Section 3.19);

                (xvii) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1);

                (xviii) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.4(a));

                (xix) the preparation and delivery of notice to the Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.8);

                (xx) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections
         6.8 and 6.10);

                (xxi) the furnishing of the Indenture Trustee with the names and addresses of the Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);

                (xxii) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.3);

                (xxiii)   the opening of one or more accounts in the Indenture
         Trustee's name and all other actions necessary with respect to the investment and reinvestment of funds in the Trust Accounts (Sections
         8.2 and 8.3);

                (xxiv) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the





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         Indenture Trust Estate as defined in the Indenture (Sections 8.4 and
         8.5);

                     (xxv) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.1, 9.2 and 9.3);

                     (xxvi) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.6);

                     (xxvii)     the notification of the Indenture Trustee, the
         Noteholders and the Rating Agencies of redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Sections 10.1 and 10.2);

                     (xxviii)    the preparation of all Officer's Certificates,
         Opinions of Counsel and (if required by the TIA) Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a));

                     (xxix) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of any property or securities from the lien of the Indenture (Section 11.1(b));

                     (xxx) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.4 (Section 11.4);

                     (xxxi) the preparation and delivery to the Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.6); and

                     (xxxii)     the recording of the Indenture, if applicable
         (Section 11.15).

                 (b)      Additional Duties.

                 (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver





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         pursuant to the Basic Documents, and at the request of the Owner
         Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Basic Documents. Subject to Section 7 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

            (ii) The Administrator is authorized to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Basic Documents. Upon request, the Issuer shall execute and deliver to the Administrator a power of attorney appointing the Administrator its agent and attorney in fact to execute all such documents, reports, filings, instruments, certificates and opinions.

            (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee and the Trust set forth in Sections 2.11 and 2.12 of the Trust Agreement with respect to, among other things, the keeping of all appropriate books and records of the Trust and with respect to tax matters.

            (iv) The Administrator may satisfy any obligations it may have with respect to clause (iii) above by retaining, at the expense of the Trust payable by the Administrator, a firm of independent public accountants acceptable to the Owner Trustee which shall perform the obligations of the Administrator thereunder.

            (v) The Administrator shall perform the duties of the Administrator specified in Section 8.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

            (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any





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         directions received from the Issuer and shall be, in the
         Administrator's opinion, no less favorable to the Issuer than would be available from Persons that are not Affiliates of the Administrator.

                 (c)      Non-Ministerial Matters.

                 (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                          (A) the amendment of or any supplement to the Indenture;

                          (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

                          (C) the amendment, change or modification of any of the Basic Documents;

                          (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                          (E)     the removal of the Indenture Trustee.

                   (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not,
         (A) make any payments to the Noteholders under the Basic Documents,
         (B) sell the Indenture Trust Estate pursuant to Section 5.4 of the Indenture or (C) take any other action that the Issuer directs the Administrator not to take on its behalf.

                 3. Successor Servicer and Administrator. The Issuer shall undertake, as promptly as possible after the giving of a Termination Notice to the Servicer pursuant to Section 7.1(b) of the Pooling and Servicing Agreement, to enforce the provisions of Sections 7.1, 7.2 and 7.3 of the Pooling and Servicing Agreement





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with respect to the appointment of a successor Servicer.  Such successor
Servicer shall, upon compliance with Sections 10(e)(ii) and (iii), become the successor Administrator hereunder.

                 4. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Owner Trustee at any time during normal business hours.

                 5. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Servicer shall pay the Administrator a fee in the amount of $1,500 per month.

                 6. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

                 7. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

                 8. No Joint Venture. Nothing contained in this Agreement (a) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                 9. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.





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                 10.      Term of Agreement; Resignation and Removal of
Administrator.

                 (a) This Agreement shall continue in force until the termination of the Trust Agreement, upon which event this Agreement shall automatically terminate.

                 (b) Subject to Section 10(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

                 (c) Subject to Section 10(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

                 (d) Subject to Section 10(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                 (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice from the Issuer of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                 (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                 (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.





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                 The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 10(d) shall occur, it shall give written notice thereof to the Issuer within seven days after the happening of such event.

                 (e) No resignation or removal of the Administrator pursuant to this Section 10 shall be effective until (i) a successor Administrator shall have been appointed by the Issuer, (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder, and (iii) the Rating Agency Condition has been satisfied with respect to such proposed appointment.

                 11. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to
Section 10(a) or the resignation or removal of the Administrator pursuant to
Section 10(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the effective date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 10(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 10(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

                 12. No Petition. Notwithstanding any prior termination of this Agreement, the Administrator, by entering into this Agreement, hereby agrees that it will not, prior to the date which is one year and one day after the final distribution with respect to (i) the Class A Notes and the Class B Notes, (ii) the 1995-1 Notes, and (iii) any other indebtedness of the Issuer, the Seller or any other trust formed by the Seller permitted under Section 2.7(1) of the Pooling and Servicing Agreement, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

                 13.      Notices.    Except as otherwise provided in this
Agreement, any notice or other communication herein required or





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permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by United States mail, registered or certified, postage prepaid and return receipt requested, or by Federal Express or other nationally recognized overnight courier service, postage prepaid and confirmation of receipt requested, and addressed as follows (or at such other address as may be substituted by notice given as herein provided):

                 If to the Issuer or the Owner Trustee:

                          Bankers Trust (Delaware)
                          1001 Jefferson Street
                          Suite 550
                          Wilmington, Delaware  19801

                          with a copy (which copy will not constitute notice to the Issuer or the Owner Trustee) to each of:

                          Bankers Trust Company
                          4 Albany Street
                          New York, New York  10006
                          Attention:  Corporate Trust & Agency Group
                                      - Structured Finance

                 If to the Administrator:

                          Trans Leasing International, Inc.
                          3000 Dundee Road
                          Northbrook, IL  60062
                          Attention:  Chief Financial Officer

                          with a copy (which copy will not constitute notice to the Administrator) to:

                          Kirkland & Ellis
                          200 East Randolph Drive
                          Chicago, IL  60601
                          Attention:  Jill L. Sugar

Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which the same shall have been personally delivered, with receipt acknowledged, three (3) Business Days after the same shall have been deposited in the United States mail or on the next succeeding Business Day if the same has been sent by Federal Express or other nationally recognized overnight courier service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the Persons designated above to receive copies





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shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                 14.      Amendments.

                 (a) This Agreement may be amended from time to time with prior notice to the Rating Agencies by a written amendment duly executed and delivered by the Issuer and the Administrator with the written consent of the Owner Trustee, without the consent of the Noteholders or the Certificateholders, for any of the following purposes:

                 (i) to add provisions hereof for the benefit of the Noteholders and the Certificateholders or to surrender any right or power herein conferred upon the Administrator;

                (ii) to cure any ambiguity or to correct or supplement any provision herein which may be inconsistent with any other provision herein;

               (iii) to evidence and provide for the appointment of a successor Administrator hereunder and to add to or change any of the provisions of this Agreement as shall be necessary to facilitate such succession; and

                (iv) to add any provisions to or change in any manner or eliminate any of the provisions of this Agreement or of modify in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such amendment under this Section 13(a)(iv) shall not, as evidenced by an Opinion of Counsel, materially and adversely affect in any material respect the interest of any Noteholder or any Certificateholder.

                 (b) This Agreement may also be amended by the Issuer and the Administrator with prior notice to the Rating Agencies and with the written consent of the Owner Trustee, the Certificateholders and the Holders of Notes evidencing at least a majority in the Outstanding Amount of the Notes as of the close of the immediately preceding Payment Date for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Leases or payments or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders, (ii) reduce the percentage of the Noteholders which are required to





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consent to any amendment of this Agreement or (iii) modify or alter any provision of this Section 13, except to provide that certain additional provisions of this Agreement and the Basic Documents cannot be modified or waived without the consent of each Noteholder and each Certificateholder affected thereby, without, in any such case, the consent of the holders of all the outstanding Notes and all outstanding Trust Certificates.

                 (c) Notwithstanding Sections 13(a) and (b), the Administrator may not amend this Agreement without the permission of the Owner Trustee, which permission shall not be unreasonably withheld.

                 15. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer and the Owner Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of such assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

                 16. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 17. Headings. The section headings hereof have been inserted for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                 18. Separate Counterparts, This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.





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                 19.      Severability of Provisions.  If any one or more of
the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Trust Certificate or the rights of the holder thereof.

                 20. Not Applicable to Trans Leasing International, Inc. in Other Capacities. Nothing in this Agreement shall affect any obligation Trans Leasing International, Inc. may have under the Basic Documents in any other capacity.

                 21. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been signed by Bankers Trust (Delaware), not in its individual capacity but solely as Owner Trustee and in no event shall Bankers Trust (Delaware) have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be limited to and payable only out of the Trust Estate. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

                 22. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                      TLFC IV EQUIPMENT LEASE TRUST 1996-1

                      By: BANKERS TRUST (DELAWARE),
                          not in its individual capacity,
                          but solely as Owner Trustee
                          on behalf of the Trust


                      By: ______________________________
                          Name:
                          Title:


                       TRANS LEASING INTERNATIONAL, INC.,
                                as Administrator

                       By: ______________________________
                           Name: Norman Smagley
                           Title: Vice President, Finance
                                  and Chief Financial Officer


Acknowledged and Accepted:

MANUFACTURERS AND TRADERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee


By: __________________________________
    Name:
    Title:


BANKERS TRUST (DELAWARE),
not in its individual capacity but
solely as Owner Trustee


By: __________________________________
    Name:
    Title: